EXHIBIT 32.1

SECTION 1350 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

CERTIFICATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of BOQI International Medical Inc (the “Company”) for the period ended September 30, 2020, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tiewei Song, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the period ended September 30, 2020.

BOQI International Medical Inc

Date: November 16, 2020

By:	/s/ Tiewei Song
Tiewei Song
(Principal Executive Officer)

A signed original of this written statement required by Section 906 of the Sarbanes- Oxley Act of 2002 has been provided to BOQI International Medical Inc (the “Company”) and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request. This written statement accompanies the Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission, and will not be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, irrespective of any general incorporation language contained in such filing.